UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

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☒	Definitive Information Statement

BIOVEST INTERNATIONAL, INC.
(Name of Registrant As Specified In Its Charter)

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BIOVEST INTERNATIONAL, INC.

377 Plantation Street

Worcester, Massachusetts 01605

(508) 793-0001

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF OUR MAJORITY STOCKHOLDERS

To the Common Stockholders of Biovest International, Inc.:

We are circulating an Information Statement to inform our stockholders about stockholder action which has been approved by written consent of stockholders of Biovest International, Inc. (the “Company” or “Biovest”) who hold 77% (in excess of a majority) of the voting power of our common stock, par value $0.01 per share (the “Common Stock”). Such stockholder action has approved the 2006 Equity Incentive Plan (the “Incentive Plan”).

We attach an Information Statement describing the stockholder action by written consent (approving the Incentive Plan), which stockholder action was taken pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), which permits any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. No action is required by you. The Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect. Please read the accompanying Information Statement carefully. In accordance with Rule 14c-2 under the Exchange Act, the stockholder action approving the Incentive Plan is expected to become effective twenty (20) calendar days following the mailing of the Information Statement, or as soon thereafter as is reasonably practicable.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

October 8, 2007	Steven Arikian
President, Chief Executive Officer and Director

BIOVEST INTERNATIONAL, INC.

377 Plantation Street

Worcester, Massachusetts 01605

(508) 793-0001

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished to the holders of record as of the close of business on September 27, 2007 of shares of common stock, par value $0.001 per share (the “Common Stock”) of Biovest International, Inc., a Delaware corporation (the “Company” or “Biovest”) to notify such stockholders that on October 4, 2007, the Company received written consents in lieu of a meeting of stockholders from holders of more than a majority of the shares of Common Stock representing in excess of approximately 77% of the total votes of the Company (the “Majority Stockholders”), approving the 2006 Equity Incentive Plan (the “Incentive Plan”).

The Board of Directors has fixed the close of business on September 27, 2007 as the record date for determining the stockholders entitled to notice of the foregoing, and has unanimously approved the Incentive Plan, as have the Majority Stockholders. Accordingly, your approval is not required and is not being sought. On the “record date”, 95,638,820 shares of our Common Stock were issued and outstanding. The Common Stock constitutes the sole outstanding class of voting securities of Biovest. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. Because stockholders collectively holding at least a majority of the voting rights of our outstanding Common Stock as of the record date have voted in favor of the proposal, no other stockholder consents will be solicited in connection with this Information Statement. Pursuant to Rule 14c-2 under the Securities and Exchange Act of 1934 (the “Exchange Act”), each of the actions will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected in October 2007.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

AND NO STOCKHOLDER MEETING WILL BE HELD TO

CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

Please read this Information Statement carefully. It describes the essential terms of, and contains certain information concerning, the Incentive Plan. Additional information about the Company is contained in its periodic and current reports filed with the SEC. These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at Judiciary Plaza, 100 F Street, N.E., Washington, D.C. 20549-1004. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

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PURPOSE AND MATERIAL EFFECTS OF THE STOCKHOLDER ACTION

General

The Information Statement is furnished only to inform the Company’s stockholders of the actions described below before they take place. Your vote is not required to approve any of the actions as set forth herein. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting.

Pursuant to the rules and regulations promulgated by the SEC under the Exchange Act, including Rule 14c-2 promulgated thereunder, an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company’s stockholders. This Information Statement was first mailed on or around October 8, 2007 to the Company’s stockholders of record as of September 27, 2007 (the “Record Date”). The actions described below will be effective no sooner than approximately October 28, 2007, which is twenty days after the estimated date on which this Information Statement will first be mailed to the Company’s stockholders.

This Information Statement has been prepared by the Company’s management, and the entire cost of furnishing this Information Statement will be borne by us. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s voting securities held of record by them and the Company will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Board of Directors and Stockholders Approval

The Company’s Board of Directors has unanimously approved the actions described herein.

On October 4, 2007, the Majority Stockholders, by written consent in lieu of a meeting, approved the Incentive Plan. No further consents, votes or proxies are or were necessary to effect the approval of the Incentive Plan. As of the Record Date, the Company had 95,638,820 shares of Common Stock issued and outstanding. As of this same date, stockholders representing 73,115,818 shares of Common Stock, or approximately 77% of the issued and outstanding shares of Common Stock, have approved the actions described herein. No further vote of the stockholders is required for the Company to approve the actions. No payment was made to any person in consideration of their executing the Written Consent. Stockholders who did not consent to the actions described herein are not entitled to dissenter’s rights under Delaware law.

THE 2006 EQUITY INCENTIVE PLAN

Background

The Company’s 2006 Equity Incentive Plan (the “Incentive Plan”) was approved by the Company’s Board of Directors (the “Board”) on November 2, 2006, and by the written consent of holders of a majority of our shares of common stock on October 4, 2007. The purposes of our Incentive Plan are to create incentives designed to motivate our employees to significantly contribute toward our growth and profitability, to provide our executives, directors and other employees, and persons who, by their position, ability and diligence, are able to make important contributions to our growth and profitability, with an incentive to assist us in achieving our long-term corporate objectives, to attract and retain executives and other employees of outstanding competence, and to provide such persons with an opportunity to acquire an equity interest in us.

We may grant incentive and non-qualified stock options, stock appreciation rights, performance shares, restricted stock awards and performance bonuses, or collectively, awards, to our officers and employees, and those of our subsidiaries. In addition, the Incentive Plan allows the grant of non-qualified stock options and restricted stock awards to our directors and to any independent contractors and consultants who by their position, ability and diligence are able to make important contributions to our future growth and profitability. Generally, all of our employees are eligible to participate in our Incentive Plan.

The following options, restricted stock or other awards under the Incentive Plan have been made or committed to be made as of the date of this Information Statement.

	Date of Award	Expiration Date	Option Price	Shares Outstanding	Shares Exercisable
Directors & Officers	2/14/2007	2/13/2017	0.56	33,540	33,540
	2/14/2007	2/13/2017	0.62	1,000,000	333,333

Employees	2/14/2007	2/13/2017	0.56	912,678	912,678
	2/14/2007	2/13/2017	0.62	40,000	40,000

Nonqualified Stock Option awards to Non-Employee Directors

Each Non-Employee Director shall automatically be granted Nonqualified Stock Options under the Incentive Plan in the manner set forth below. A Non-Employee Director may hold more than one Nonqualified Stock Option, but only on the terms and subject to any restrictions set forth below.

Each Non-Employee Director (if he or she continues to serve in such capacity) shall, on the day following the annual meeting of shareholders in each year during the time the Incentive Plan is in effect, automatically be granted a Non-Qualified Stock Option to purchase a number of shares of Stock that is equal to the sum of (i) 60,000 shares plus (ii) 15,000 shares for each standing Board committee on which the Non-Employee Director serves as of the grant date, plus (iii) 15,000 shares of Stock for each standing

Board committee for which the Non-Employee Director serves as the chairperson as of the grant date (which number of shares shall be subject to adjustment in the manner provided in the Incentive Plan). For purposes of this Incentive Plan, the term “standing Board committee” means the Audit Committee, Compensation Committee, and Governance and Nominating Committee of the Board, or any successor to such committees. Nonqualified Stock Options shall be automatically granted to Non-Employee Directors under the Incentive Plan only for so long as the Incentive Plan remains in effect and a sufficient number of Shares are available hereunder for the granting of such Options.

The exercise price per Share for a Non-Qualified Stock Option granted to a Non-Employee Director under the Incentive Plan shall be equal to 110% of the fair market value of a share of Stock on the date of grant of such Option.

Nonqualified Stock Options granted to non-employee directors under the Incentive Plan are fully vested on the date of grant. Notwithstanding the foregoing, such Options shall terminate on the earlier of (a) ten years after the date of grant; or (b) five years after the non-employee director ceases to be a director of the Company for any reason, including as a result of the non-employee director’s death, disability or retirement.

The following is a summary of the material provisions of our Incentive Plan and is qualified in its entirety by reference to the complete text of our Incentive Plan, a copy of which is attached to this Information Statement as Annex 1.

Stock Subject to the 2006 Incentive Plan

The Stock to be subject to awards under the Incentive Plan may be either authorized and unissued shares or shares held in the treasury of the Company. The maximum number of shares of Stock which may be granted under the Incentive Plan, subject to adjustment in accordance with the provisions of the Incentive Plan, shall be Twenty million (20,000,000) shares.

For the purpose of computing the total number of shares of Stock remaining available for awards under the Incentive Plan at any time while the Incentive Plan is in effect, the total number of shares shall be 20,000,000 reduced by, (1) the maximum number of shares of Stock subject to issuance upon exercise of outstanding options or outstanding stock appreciation rights granted under this Incentive Plan; (2) the maximum number of shares of Stock subject to issuance upon exercise of outstanding Options or outstanding stock appreciation rights granted under the Company’s 2000 Stock Option Plan (the “2000 Plan”); and (3) the maximum number of shares of Stock related to outstanding other stock-based awards granted under this Incentive Plan, as determined by the Board in each case as of the dates on which such awards were granted. The shares involved in the unexercised or undistributed portion of any terminated, expired or forfeited awards, including any unexercised or undistributed portion of any terminated, expired or forfeited award under the 2000 Plan, will be made available for further Incentive Plan awards.

In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event affects the Stock such that an adjustment to previous awards are determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan, then the Board may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Stock subject to the Incentive Plan and which thereafter may be made the subject of awards under the Incentive Plan, (ii) the number and type of Stock subject to outstanding awards, and (iii) the grant, purchase, or exercise price with respect to any award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; provided, however, in each case, that with respect to awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code (or any successor provision thereto); and provided further that the number of shares of Stock subject to any award payable or denominated in Stock shall always be a whole number. Notwithstanding the foregoing, Nonqualified Stock Options subject to automatic grant or previously granted to Non-Employee Directors under the Incentive Plan at the time of any event described in the preceding sentence shall be subject to only such adjustments as shall be necessary to maintain the relative proportionate interest represented thereby immediately prior to any such event and to preserve, without exceeding, the value of such options.

Administration

Our Board or Compensation Committee will administer the Incentive Plan. (The term “Board” used in the description of the Incentive Plan shall refer to the Board of Directors or the Compensation Committee if the Compensation Committee is administering the Incentive Plan.) In connection with the administration of our Incentive Plan, the Board or Compensation Committee, with respect to awards to be made to any person, will:

•	determine which employees and other persons will be granted awards under our Incentive Plan;

•	grant the awards to those selected to participate;

•	determine the exercise price for options; and

•	prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

In addition, the Board or Compensation Committee will:

•	interpret our Incentive Plan; and

•	make all other determinations and take all other action that may be necessary or advisable to implement and administer our Incentive Plan.

Types of awards

Our Incentive Plan permits the grant the following types of awards.

Stock Options. Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of our common stock at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under our Incentive Plan will be determined by our Board of Directors or a committee of the Board at the time of the grant, but will not be less than fair market value on the date of the grant. Our Board of Directors or a committee of the Board will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Board of Directors or committee of the Board may, in its discretion, impose limitations on exercise of all or some options granted under our Incentive Plan, such as specifying minimum periods of time after grant during which options may not be exercised. Options granted under our Incentive Plan will vest at rates specified in the option agreement at the time of grant; however, all options granted under our Incentive Plan will vest upon the occurrence of a transfer of control, as defined in the Incentive Plan. The Board may further determine, in its sole discretion, to provide that any options which become exercisable solely by reason of the Transfer of Control (as defined in the Incentive Plan) and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control. Notwithstanding the foregoing, an outstanding Option shall not so accelerate if and to the extent: (i) such option is, in connection with a Transfer of Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option at the time of such Transfer of Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option or (iii) the acceleration of such option is subject to other limitations imposed by the Board at the time of the grant of the Option. The determination of option comparability under clause (i) above shall be made by the Board in its sole discretion, and its determination shall be final, binding and conclusive. Our Incentive Plan also contains provisions for our Board of Directors or a committee of the Board to provide in the participants’ option award agreements for accelerating the right of an individual employee to exercise his or her stock option or restricted stock award in the event of retirement or other termination of employment. No cash consideration is payable to us in exchange for the grant of options.

Our Incentive Plan provides that the stock options may either be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Options, which are stock options other than Incentive Stock Options within the meaning of Sections 422 of the Code. Incentive Stock Options may be granted only to our employees or employees of our subsidiaries, and must be granted at a per share option price not less than the fair market value of our common stock on the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a stockholder who owns shares of our outstanding stock of all classes representing more that 10% of the total combined voting power of all of our outstanding stock of all classes entitled to vote in the election of directors, the per share option price must be not less than 110% of the fair market value of one share of our common stock on the date the Incentive Stock Option is granted and the term of such option may not exceed five years. As required by the Code, the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of our common stock with respect to which Incentive Stock Options may be exercised by an optionee for the first time during any calendar year under all of our incentive stock option plans may not exceed $100,000.

The exercise price for Non-Qualified Options may not be less than the fair market value of our common stock on the date the Non-Qualified Option is granted, unless otherwise determined by the Board. Non-Qualified Options are not subject to any of the restrictions described above with respect to Incentive Stock Options. Provided however, that any Option granted to a Section 162(m) Participant shall either have a purchase price of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant or be subject to the attainment of such Performance Goals as are established by the Board, unless otherwise determined by the Board. The exercise price of stock options may be paid in cash, in whole shares of our common stock, in a combination of cash and our common stock, or in such other form of consideration as our Board of Directors or the committee of the Board may determine, equal in value to the exercise price. However, only shares of our common stock which the option holder has held for at least six months on the date of the exercise may be surrendered in payment of the exercise price for the options. In no event may a stock option be exercised after the expiration of its stated term.

Stock Appreciation Rights. A stock appreciation right permits the grantee to receive an amount of common stock equal to the number of stock appreciation rights exercised by the grantee multiplied by the excess of the fair market value of our common stock on the exercise date over the stock appreciation rights’ exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option. The exercise price of stock appreciation rights granted under the Incentive Plan will be determined by the Board or a committee of the Board; provided, however, that such exercise price cannot be less than the fair market value of a share of common stock on a date the stock appreciation right is granted (subject to adjustments). A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Board or a committee of the Board.

Restricted Stock. Restricted shares of our stock may be granted under our Incentive Plan subject to such terms and conditions, including forfeiture and vesting provisions, and restrictions against sale, transfer or other disposition as the Board or a committee of the Board may determine to be appropriate at the time of making the award. In addition, the Board of Directors or a committee of the Board may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the grantee, be delivered to and held by us until such restrictions lapse. The Board or a committee of the Board, in its discretion, may provide in the award agreement for a modification or acceleration of shares of restricted stock in the event of permanent disability, retirement or other termination of employment or business relationship with the grantee.

Phantom Stocks. The Incentive Plan permits grants of Phantom Stock, which are rights to receive cash payments equal to the difference (if any) between the fair market value of our common stock on the date of grant and its fair market value on the date of exercise of the award, except to the extent otherwise provided by the Board or a committee of the Board or required by law. Such awards may be subject to the fulfillment of conditions that may be established by the Board of Directors or a committee of the Board including, without limitation, the achievement of performance targets based upon the factors described above relating to restricted stock awards.

Other Stock-Based awards. The Incentive Plan permits grants of other stock-based awards to such employees or other eligible individuals as determined by the Board. Such awards pursuant to which Stock is or may in the future be acquired, or awards valued or determined in whole or part by reference to or otherwise based on Stock, may include, but are not limited to, awards of restricted Stock or awards denominated in the form of “stock units”, grants of so-called “phantom stock” and options containing terms or provisions differing in whole or in part from options granted. Other stock-based awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of award, grant or benefit granted under the Incentive Plan or under any other employee plan of the Company or subsidiary, including a plan of any acquired entity.

Stock-based awards may be granted as a stock bonus for no consideration other than services rendered.

Dividend Equivalents on Awards. The Board may determine that a participant to whom a stock-based award is granted shall be entitled to receive payment of the same amount of cash that such participant would have received as cash dividends if, on each record date during the performance or restriction period relating to such award, such participant had been the holder of record of a number of shares of Stock subject to the award. Any such payment may be made at the same time as a dividend is paid or may be deferred until such later date as is determined by the Board in its sole discretion. Such cash payments are hereinafter called “dividend equivalents”. The Board may determine that, in lieu of receiving all or any portion of any such dividend equivalent in cash, a participant shall receive an award of whole shares of Stock having a fair market value approximately equal to the portion of such dividend equivalent that was not paid in cash. Certificates for shares of Stock so awarded may be issued as of the payment date for the related cash dividend or may be deferred until a later date, and the shares of Stock covered thereby may be subject to the terms and conditions of the award to which it relates (including but not limited to the attainment of any performance goals) and the terms and conditions of the Incentive Plan, all as determined by the Board in its sole discretion.

Term

Unless the Plan is terminated earlier, no Incentive Stock Options may be granted under the Incentive Plan after ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

Transferability

Awards shall not be assignable or transferable by the participant other than by will or by the laws of descent and distribution except that the participant may, with the consent of the Board, transfer, without consideration, awards that do not constitute Incentive Stock Options to the participant’s children, stepchildren, grandchildren, parent(s), stepparent(s), grandparent(s), spouse, sibling(s), mother-in-law, father-in-law, son(s)-in-law, daughter(s)-in-law, brother(s)-in-law or sister(s)-in-law, and to persons with whom the participant has an adoptive relationship, (or to one or more trusts for the benefit of any such family members or to one or more partnerships in which any such family members are the only partners).

No award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of a award, or to grant to any person other than the participant the authority to exercise or otherwise act with respect to an award, shall be recognized as valid.

Termination of Employment/Relationship

Awards granted under our Incentive Plan that have not vested will generally terminate immediately upon the grantee’s termination of employment or business relationship with us or any of our subsidiaries for any reason other than retirement with our consent, disability or death. The Board of Directors or a committee of the Board may determine at the time of the grant that an award agreement should contain provisions permitting the grantee to exercise the stock options for any stated period after such termination, or for any period the Board or a committee of the Board determines to be advisable after the grantee’s employment or business relationship with us terminates by reason of retirement, disability, death or termination without cause. Incentive Stock Options will, however, terminate no more than three months after termination of the optionee’s employment and twelve months after termination of the optionee’s employment due to disability. The Board of Directors or a committee of the Board may permit a deceased optionee’s stock options to be exercised by the optionee’s executor or heirs during a period acceptable to the Board or a committee of the Board following the date of the optionee’s death but such exercise must occur prior to the expiration date of the stock option.

Dilution; Substitution

As described above, our Incentive Plan will provide protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, asset acquisitions, consolidations, reorganizations or similar transactions. New award rights may, but need not, be substituted for the awards granted under our Incentive Plan, or our obligations with respect to awards outstanding under our Incentive Plan may, but need not, be assumed by another corporation in connection with any asset acquisition, consolidation, acquisition, separation, reorganization, sale or distribution of assets, liquidation or like occurrence in which we are involved. In the event that our Incentive Plan is assumed, the stock issuable with respect to awards previously granted under our Incentive Plan shall thereafter include the stock of the corporation granting such new option rights or assuming our obligations under the Incentive Plan.

Amendment of the Incentive Plan

The Board may, at any time, amend or modify the Incentive Plan or any outstanding award, including without limitation, to make awards payable in other securities or other forms of property of a kind to be determined by the Board, and such other amendments as may be necessary or desirable to implement such awards, and may terminate the Incentive Plan or any provision thereof; provided, however, that no amendment shall be made without the approval of the stockholders of the Company if such approval would be required by the IRS Code. The Board may, at any time and from time to time, amend or modify any outstanding award to the extent not inconsistent with the terms of the Incentive Plan.

Provided, however, no amendment to or termination of the Incentive Plan or any provision hereof, and no amendment or cancellation of any outstanding award, by the Board or the stockholders of the Company, shall, without the written consent of the affected participant, adversely affect any outstanding award.

Notwithstanding the foregoing provisions, the Board shall have the authority to amend outstanding awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Plan awards that qualify for beneficial treatment under such rules, without stockholder approval (unless otherwise required by law or the applicable rules of any securities exchange on which the Stock is then traded) and without participant consent.

Accounting Treatment

Under generally accepted accounting principles with respect to the financial accounting treatment of stock options used to compensate employees, upon the grant of stock options under our Incentive Plan, the fair value of the options will be measured on the date of grant and this amount will be recognized as a compensation expense ratably over the service period, usually the vesting period. Stock appreciation rights granted under the Incentive Plan must be settled in common stock. Therefore, stock appreciation rights granted under the Incentive Plan will receive the same accounting treatment as options. The cash we receive upon the exercise of stock options will be reflected as an increase in our capital. No additional compensation expense will be recognized at the time stock options are exercised, although the issuance of shares of common stock upon exercise may reduce basic earnings per share, as more shares of our common stock would then be outstanding.

When we make a grant of restricted stock, the fair value of the restricted stock award at the date of grant will be determined and this amount will be recognized over the service period of the award, usually the vesting period. The fair value of a restricted stock award is equal to the fair market value of our common stock on the date of grant.

Due to consideration of the accounting treatment of stock options and restricted stock awards by various regulatory bodies, it is possible that the present accounting treatment may change.

Tax Treatment

The following is a brief description of the federal income tax consequences, under existing law, with respect to awards that may be granted under our Incentive Plan.

Incentive Stock Options. An optionee will not realize any taxable income upon the grant or the exercise of an Incentive Stock Option. However, the amount by which the fair market value of the shares covered by the Incentive Stock Option (on the date of exercise) exceeds the option price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee’s individual circumstances. If the optionee does not dispose of the shares of our common stock acquired by exercising an Incentive Stock Option within two years from the date of the grant of the Incentive Stock Option or within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the stock, any amount realized by the optionee in excess of the option price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. We generally will not be entitled to an income tax deduction with respect to the grant or exercise of an Incentive Stock Option.

If any shares of our common stock acquired upon exercise of an Incentive Stock Option are resold or disposed of before the expiration of the prescribed holding periods, the optionee would realize ordinary income, instead of capital gain. The amount of the ordinary income realized would be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the option price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized. Any additional gain would be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an Incentive Stock Option, we would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Options. An optionee will not realize any taxable income upon the grant of a Non-Qualified Option. At the time the optionee exercises the Non-Qualified Option, the amount by which the fair market value at the time of exercise of the shares covered by the Non-Qualified Option exceeds the option price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. We will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short- or long-term depending on the length of time the stock was held by the optionee before sale.

Stock Appreciation Rights. A participant realizes no taxable income and we are not entitled to a deduction when a stock appreciation right is granted. Upon exercising a stock appreciation right, a participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and we will be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a stock appreciation right will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a stock appreciation right, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Restricted Stock award. A recipient of restricted stock generally will not recognize any taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Internal Revenue Code (the “Code”) permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of income that must be recognized by virtue of the restricted stock grant. We will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1.0 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, our ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the Incentive Plan could be limited by Section 162(m) of the Code. The Incentive Plan has been designed to provide flexibility with respect to whether restricted stock awards or performance bonuses will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the vesting restrictions relating to any such award are based solely upon the satisfaction of performance goals, then we believe that the compensation expense relating to such an award will be deductible by us if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award (such as the occurrence of a change in control or vesting based upon continued employment with us).

Certain awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards which may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

Indemnification.

The Incentive Plan provides that each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Incentive Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company’s written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person’s lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

Exculpation.

Each member of the Board, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Incentive Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Board, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

A Copy of the 2006 Equity Incentive Plan is included at the end of this Information Statement as Exhibit A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock as of September 30, 2007 for:

•	each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each named executive officer; and

•	all of our directors and executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of September 30, 2007 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner	Reporting Status	Aggregate Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Steven Arikian (2) 151 Beach 147th Street Neponsit, NY 11694	CEO, President & Director	1,421,208	1.46%

Peter J. Pappas, Sr. 135 W. 18th Street, Second Floor New York, NY 10011	Director	1,552,545	1.62%

Francis E. O’Donnell, Jr. (3) 709 The Hamptons Lane Town and Country, MO 63017	Vice Chairman, Director, 5% Stockholder of Parent	1,370,454	1.41%

James A. McNulty (4) 4419 West Sevilla Street Tampa, FL 33629	Chief Financial Officer, Secretary	833,330	0.86%

Robert D. Weiss 2918 Bayshore Trails Drive Tampa, FL 33611	Director	245,000	0.26%

Jeffrey A. Scott 2 Spring Forest Court Owings Mills, MD 21117	Director	170,000	0.18%

Raphael J. Mannino 518 Lannon Lane Glen Gardner, NJ 08826	Director	135,000	0.14%

Christopher C. Chapman 800 Falls Lake Drive Mitchellville, MD 20721	Director	100,000	0.10%

Mark Hirschel (5) 8500 Evergreen Blvd., NW Minneapolis, MN 55433	Chief Scientific Officer	307,120	0.32%

Accentia Biopharmaceuticals, Inc. (1) 324 S. Hyde Park Avenue Suite 350 Tampa, FL 33606	5% Stockholder	73,115,818	76.45%

John Sitilides 8121 Dunsinane Court McLean, VA 22102	Director	133,636	0.14%

Ronald E. Osman 1602 Kimmel Street Marion, IL 62959	Director	1,940,340	1.99%

Laurus Master Fund, Ltd. (6)	5% Stockholder	18,005,061	16.52%

All officers and directors as a group		8,208,633	8.00%

(1)	Holders of greater than 10% of the outstanding stock of Accentia are Hopkins Capital Group, LLC., MOAB Investments LP, Timothy Ryll, and PPD International Holding, Inc.
(2)	In addition to serving as a CEO, President and Chairman of our Company, Dr. Arikian also serves as a Director of Accentia, which is the record owner of 73,115,818 shares of our stock. In the foregoing table, Dr. Arikian’s ownership includes options to purchase 1,421,208 shares of our common stock, all of which will be exercisable within 60 days of this filing.
(3)	In addition to serving as Vice Chairman of the Board of Directors of our company, Dr. O’Donnell also serves as Chairman of the Board of Directors of Accentia, which is the record owner of 73,115,818 shares of our stock. In the foregoing table, Dr. O’Donnell’s ownership includes 100,000 options to purchase shares of our common stock, all of which are currently exercisable. Dr. O’Donnell is the Manager of Hopkins Capital Group II, LLC (HCGII) which is a principal stockholder of Accentia and in that regard, 1,270,454 shares are included in Dr. O’Donnell’s ownership as a result of issuance of a guarantee warrant in HCGII.
(4)	In addition to serving as CFO and Secretary of our company, Mr. McNulty also serves as a Corporate Treasurer and Secretary of Accentia which is the record owner of 73,115,818 shares of our stock. In the foregoing table, Mr. McNulty’s ownership includes 833,330 options to purchase shares of our common stock.
(5)	Dr. Hirschel owns 50,663 shares of common stock as well as options to purchase 256,457 shares of common stock.
(6)	Includes a warrant to purchase 13,371,358 shares of common stock from the Company.

Equity Compensation Plan Information

Securities authorized for issuance under equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	8,747,538	$0.74	11,252,462

Total	8,747,538		11,252,462

Executive Compensation

The following tables provide information regarding the compensation earned by, options granted to and exercised by our Chief Executive Officer and our 4 other executive officers during the three fiscal years ended September 30, 2005, 2006, and 2007.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)
Steven Arikian, M.D. (1)	2007	$500,000	50,000	—	1,104,545
Chief Executive Officer and Director	2006	191,000	—	—	500,000
	2005	168,000	—	—	225,000
Carl Cohen, PhD (2)	2007	$280,000	—	—	—
Former Chief Operating Officer	2006	254,000	23,000	—	333,333
	2005	191,000	11,500	—	—
Stephane Allard, MD (3)	2007	$—	—	—	—
Former Chief Executive Officer & Former Director	2006	200,000	—	800,000	—
	2005	275,000	—	—	20,000
James McNulty, CPA	2007	$138,000	—	—	—
Chief Financial Officer	2006	138,000	—	—	500,000
	2005	120,000	—	—	—
Mark Hirschel, Ph. D	2007	$193,000	—	—	33,540
Chief Scientific Officer (4)	2006	187,000	—	—	19,375
	2005	182,000	—	—	—

(1)	Dr. Arikian became our Chief Executive Officer during the fiscal year ended September 30, 2005.
(2)

Dr. Cohen became our Chief Operating Officer during the fiscal year ended September 30, 2005. He resigned from that position in August 2007, and his compensation continues through February 2008 pursuant to his termination agreement. Options previously granted to Dr. Cohen continue to vest through February 2008 and can be exercised through April 2008.

(3)

Dr. Allard became Chief Executive Officer on June 16, 2003. He resigned from that position on September 7, 2004, and his compensation continued in part in 2006 pursuant to his termination agreement. All options listed in this compensation table for Dr. Allard were cancelled as part of the termination agreement.

(4)	Dr. Hirschel became our Chief Scientific Officer during the fiscal year ended on September 30, 2002.

Option Grants During Fiscal Year Ended on September 30, 2007

The following table sets forth information as to stock options and warrants granted to all named executive officers during the fiscal year ended September 30, 2007. Except as otherwise indicated, these options vest at a rate of 1/3 upon grant, and 1/3 on each of the next two subsequent anniversaries of the option grant.

Option/SAR Grants in Last Fiscal Year

		Individual Grants
Name	Options Granted	% of Total Options Granted to Employees in Fiscal Year	Weighted Ave Exercise Price ($/Sh)	Weighted Ave Market Price ($/Sh) on date of grant	Expiration Date
Steven Arikian, M.D.	1,104,545	49.1%	$0.67	$0.60	2/13/2017
Mark Hirschel, PhD	33,540	1.5%	$0.56	$0.56	2/13/2017

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

None of our named executive officers exercised stock options during fiscal 2007. Set forth below is certain information about the number and value of unexercised stock options held by such officers as of the end of fiscal 2007.

Name Principal Position	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options SARs at Fiscal Year-End (#) Excercisable/ Unexercisable	Value of Unexercised In-the- Money Options SARs at Fiscal Year-End ($) Exercisable/ Unexercisable
Steven Arikian, Chief Executive Officer and director	—	—	1,421,208/833,337	$	—/—
Carl Cohen, Former Chief Operating Officer	—	—	222,220/111,113	$	—/—
Mark Hirschel, Chief Scientific Officer	—	—	256,457/6,458	$	—/—
James McNulty, Chief Financial Officer	—	—	833,330/166,670	$	—/—

Equity Incentive Plan

Our 2000 Stock Option Plan (“Plan”), approved by our stockholders and board of directors effective July 19, 2000, authorizes awards of incentive stock options or non-qualified stock options to employees, directors, and consultants of our company, our subsidiaries and affiliates. The purposes of the Plan are to encourage and enable employees, directors, and consultants to acquire a proprietary interest in the growth and performance of our company, to generate an increased incentive for key employees and directors to contribute to our future success and prosperity, thus enhancing the value of our company for the benefit of our stockholders, and to enhance the ability of our company to attract and retain key employees and directors who are essential to progress, growth, and profitability. A total of 7,000,000 shares of our common stock may be granted under the Plan, limited to 1,000,000 shares per employee per calendar year.

On November 2, 2006, our Board of Directors adopted the 2006 Biovest Equity Incentive Plan, subject to approval by a majority of stockholders at the Company’s next Annual Meeting (the “2006 Plan”). Under the 2006 Plan, if approved by the stockholders, the number of shares available for grant under the Plan and the 2006 Plan will increase to a total of 20,000,000.

The Plan is administered by a committee appointed by our Board. All members of such a committee must be non-employee directors and outside directors, as defined in the Plan. Subject to the limitations set forth in the Plan, the administrator has the authority to grant options and to determine the purchase price of the shares of our common stock covered by each option, the term of each option, the number of shares of our common stock to be covered by each option, to establish vesting schedules, to designate options as incentive stock options or non-qualified stock options, and to determine the persons to whom grants are to be made.

The administrator establishes the option exercise price, which in the case of incentive stock options, must be at least the market price (as such term is defined in the Plan) of our common stock on the date of the grant or, with respect to optionees who own at least 10% of the total combined voting power of all classes of our stock (a “10% Stockholder”), 110% of the market price on the date of the grant.

Options granted under the Plan are generally not transferable by the optionee except by will or the laws of descent and distribution, or pursuant to written agreement approved by the administrator relating to any non-qualified stock options in any manner authorized under applicable law. Except as provided in the applicable stock option agreement, options must be exercised within 60 days of termination for any reason other than disability, retirement, or death, within one year of termination by disability or retirement, or by a designated beneficiary within two years of death.

Except as provided to the contrary in the option agreement, options granted under the Plan vest in one-third annual increments beginning on the grant date of the option. In no event may an incentive stock option be granted more than 10 years from the effective date of the plan, be exercised after the expiration of 10 years from the grant date, or five years from the grant date in the case of a 10% Stockholder.

Incentive stock options may not vest for the first time with the respect to any optionee in a calendar year with a market price exceeding $100,000. Any option grants that exceed that amount shall be automatically treated as nonstatutory stock options.

The Plan may be suspended, terminated, modified, or amended by our board, but no such suspension, termination, modification, or amendment may adversely affect the terms of any option previously granted without the consent of the affected optionee, and any amendment will be subject to stockholder approval to the extent required by applicable law, rules, or regulations.

We, from time to time, grant to our directors, executive officers and employees options to purchase our common stock under the Plan. As of September 30, 2006, Biovest had options to purchase 6,366,141 shares of common stock outstanding and exercisable at a weighted average price of $0.73 per share.

401(k) Savings Plan

We have adopted a tax-qualified employee savings and retirement plan, or 401(k) plan, that covers all of our employees. Pursuant to our 401(k) plan, participants may elect to reduce their current compensation, on a pre-tax basis, by any percentage the participant elects, up to statutorily prescribed annual limits, and have the amount of the reduction contributed to the 401(k) plan. The 401(k) plan also permits us, in our sole discretion, to make employer matching contributions equal to a specified percentage (as we determine) of the amount a participant has elected to contribute to the plan, and/or employer profit-sharing contributions equal to a specified percentage (as we determine) of an employee’s compensation.

Employment Agreements and Change in Control Arrangements

We have entered into employment agreements with Carl Cohen, Ph.D., our Chief Operating Officer. Additionally, all of our directors and officers have executed confidentiality and non-compete agreements with us.

The Employment Agreement between us and Carl Cohen, Ph.D., effective January 1, 2006, has a three year term and provides for an initial base salary of $247,100 annually, a bonus of up to thirty percent

(30%) of his base salary based upon company performance and achievement of personal objectives as established in the discretion of our Board of Directors, and the grant of options to purchase 333,333 shares of our common stock. Pursuant to his Employment Agreement, Dr. Cohen is to perform the duties of Chief Operating Officer or such other or additional duties as may be assigned from time to time by the Chief Executive Officer or the Board of Directors. The Employment Agreement may also be terminated by either us or Dr. Cohen upon 30 days’ written notice. In the event of termination by our company, termination payments shall be paid by us in an amount equal to Dr. Cohen’s base salary plus full health and insurance benefits in effect at the time of termination for a period of the lesser of 180 days or the remaining term of employment under the Employment Agreement following notice of termination. Additionally, in the event that Dr. Cohen’s position or responsibilities are materially diminished or the location of Dr. Cohen’s primary residence is required to be changed either as a result of a change in control of our company or other circumstances, Dr. Cohen will have the option of either accepting a new employment agreement or of terminating his employment with our company. In the latter case, we will provide Dr. Cohen with a severance payment equivalent to his then full salary plus benefits for a period of the lesser of 180 days or the remaining term of employment under the Employment Agreement. The termination payment shall be subject to normal withholding, and shall be paid in cash in monthly increments over the termination payment term. However, in the event that the termination of employment is “for cause,” including without limitation for criminal conduct, violation of our Code of Conduct, or violation of our Insider Trading Policy, then the termination payment shall not be made and Dr. Cohen shall be paid only through the date of termination. Dr. Cohen’s Employment Agreement was terminated effective August 13, 2007.

This employment agreement, along with those entered into with certain employees, are attached as Exhibits hereto (by reference to previous filings).

Limitation of Liability and Indemnification of Officers and Directors; Insurance

Our Amended Certificate of Incorporation and Bylaws provide that we shall indemnify, to the full extent authorized by Sections 102(b)(7) and 145 of the General Corporation Law of the State of Delaware, any person with respect to any civil, criminal, administrative or investigative action or proceeding instituted or threatened by reason of the fact that he, his testator or intestate, is or was a director or officer of our company or any predecessor of our company, is or was serving at the request of our company or a predecessor of our company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.

Section 145 of the General Corporation Law of the State of Delaware authorizes the indemnification of directors and officers against liability incurred by reason of being a director or officer and against expenses (including attorneys fees) in connection with defending any action seeking to establish such liability, in the case of third-party claims, if the officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and if such officer or director shall not have been adjudged liable for negligence or misconduct, unless a court otherwise determines. Indemnification is also authorized with respect to any criminal action or proceeding where the officer or director had no reasonable cause to believe his conduct was unlawful.

In accordance with Section 102(b)(7) of the General Corporation Law of the State of Delaware, our Amended Certificate of Incorporation eliminates the personal liability of directors to us and to stockholders for monetary damage for violation of a director’s fiduciary duty of care. Our Bylaws provide that we shall indemnify our directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware, and further provide for advancement of expenses to directors and officers prior to final disposition of a matter unless a quorum of disinterested directors (or independent legal counsel if such a quorum is unobtainable or such a quorum so directs) determines, based on the facts then available, that (a) such director or officer acted in bad faith or deliberately breached his duty to us or our stockholders and (b) as a result of such actions, it is more likely than not that it will be ultimately determined that such director or officer is not entitled to indemnification. Our Bylaws, as amended, provide that such indemnification is not exclusive of indemnification pursuant to indemnification agreements with any of its directors and officers or otherwise.

We also maintain a policy of directors’ and officers’ liability insurance to indemnify our directors and officers with respect to actions taken by them on our behalf.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in such Act and is therefore unenforceable.

VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date will be entitled to notice of the actions described in this Information Statement. As of the Record Date, there were 95,638,820 shares of Common Stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

VOTE REQUIRED

We are required to obtain the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock when obtaining stockholder approval by written consent in lieu of a meeting, in order to effect the actions described herein. That vote has already been obtained by written consent of the Majority Stockholders with respect to each of such actions.

MAILING COSTS

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s Common Stock.

2007 ANNUAL MEETING

The Board of Directors has not yet determined the date on which the next annual meeting of stockholders of the Company will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to the Company at 377 Plantation Street, Worcester MA 01605. Any such communication should clearly specify it is intended to be made to the entire Board of Directors or to one or more particular director(s). Under this process, the recipient of the communication will review such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the reviewer, deals with the functions of the Board of Directors, or that the reviewer otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to the members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Board of Directors.

WHERE YOU CAN FIND MORE INFORMATION

The Company is in compliance with the information and periodic reporting requirements of the Exchange Act and, in accordance therewith, files periodic reports, proxy and information statements and other information with the SEC. Such periodic reports, proxy and information statements and other information will be available for inspection and copying at the principal office of the SEC located at 100 F Street, N.E., Washington, D.C. 20549-1004. The public may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site at http://www.sec.gov which contains the Information Statement and other reports, proxy and information statements and information regarding issuers that file electronically with the SEC.

We will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of that person, a copy of all documents incorporated by reference into the Information Statement, other than exhibits to those documents (unless such exhibits are specifically incorporated by reference into such documents). Written requests for such documents should be directed to the Company at 377 Plantation Street, Worcester MA 01605.

Exhibit A.

BIOVEST INTERNATIONAL, INC.

2006 EQUITY INCENTIVE PLAN

(Effective as of December 1, 2006)

Section 1.	PURPOSE AND DEFINITIONS

(a) Purpose. The purpose of this Biovest International, Inc. (the “Company”) 2006 Equity Incentive Plan (the “Plan”) is to advance the interests of the stockholders of the Company by enhancing the Company’s ability to attract, retain, and motivate persons who make or are expected to make important contributions to the Company and its Subsidiaries by providing such persons with equity ownership opportunities and performance-based incentives, thereby better aligning the interests of such persons with those of the Company’s stockholders. In addition, by encouraging stock ownership by directors who are not employees of the Company or its Subsidiaries, the Company seeks to attract and retain on its Board persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

(b) Definitions. The following terms shall have the following respective meanings unless the context requires otherwise:

(1) The term “Administrator” shall mean the Compensation Committee of the Board or such other committee, individual or individuals appointed or delegated authority pursuant to Section 2(a) to administer the Plan.

(2) The term “Affiliate” or “Affiliates” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(3) The term “Beneficial Owner” shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act.

(4) The term “Board” shall mean the Board of Directors of the Company.

(5) The term “Code” shall mean the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.

(6) The term “Company” shall mean Biovest International, Inc., a Delaware corporation.

(7) The term “Employee” shall mean a person who is employed by the Company or any Subsidiary, including an officer or director of the Company or any Subsidiary who is also an employee of the Company or any Subsidiary.

(8) The term “Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same may be amended and in effect from time to time.

(9) The term “Fair Market Value” shall mean, with respect to a share of Stock, if the Stock is then listed and traded on a registered national or regional securities exchange, or quoted on The National Association of Securities Dealers’ Automated Quotation System (including The Nasdaq Stock Market’s National Market), the average closing price of a share of Stock on such exchange or quotation system for the five trading days immediately preceding the date of grant of an Option or Stock Appreciation Right, or, if Fair Market Value is used herein in connection with any event other than the grant of an Option or Stock Appreciation Right, then such average closing price for the five trading days immediately preceding the date of such event. If the Stock is not traded on a registered securities exchange or quoted in such a quotation system, the Administrator shall determine the Fair Market Value of a share of Stock.

(10) The term “Incentive Stock Option” means an option granted under this Plan and which is an incentive stock option within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute.

(11) The term “Non-Employee Director” shall mean any member of the Company’s Board who is not an employee of the Company or of any Affiliate of the Company.

(12) The term “Nonqualified Stock Option” shall mean an option granted under the Plan which is not an Incentive Stock Option.

(13) The term “Option” or “Options” shall mean the option to purchase Stock in accordance with Section 4 on such terms and conditions as may be prescribed by the Administrator, whether or not such option is an Incentive Stock Option.

(14) The term “Other Stock-Based Awards” shall mean awards of Stock or other rights made in accordance with Section 5 on such terms and conditions as may be prescribed by the Administrator.

(15) The term “Participant” shall mean any eligible person who is granted a Plan Award hereunder.

(16) The term “Performance Goals” shall mean one or more business criteria based on individual, business unit, group, Company or other performance criteria selected by the Administrator.

(17) The term “Plan” shall mean the 2006 Biovest International, Inc. Equity Incentive Plan, as the same may be amended and in effect from time to time.

(18) The term “Plan Awards” or “Awards” shall mean awards or grants of stock Options and various other rights with respect to shares of Stock.

(19) The term “Stock Appreciation Right” shall mean the right to receive, without payment to the Company, an amount of cash or Stock as determined in accordance with Section 4, based on the amount by which the Fair Market Value of a share of Stock on the relevant valuation date exceeds the grant price.

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(20) The term “Stock” shall mean shares of the Company’s common stock, par value $.001 per share.

(21) The term “Subsidiary” shall mean any “subsidiary corporation” within the meaning of Section 424(f) of the Code.

(22) The term “Ten Percent Stockholder” shall mean an individual who owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations within the meaning of Code Section 422.

Section 2.	ADMINISTRATION AND PARTICIPANTS

(a) Administration. The Plan shall be administered by the Board of Directors or by any other committee appointed by the Board. If the Company has a class of securities registered under the Exchange Act, then such committee shall consist of not fewer than two members of the Board, each of whom shall qualify (at the time of appointment to the committee and during all periods of service on the committee) in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and as an outside director as defined in Section 162(m) of the Code and the regulations thereunder. The Administrator shall administer the Plan and perform such other functions as are assigned to it under the Plan. The Administrator is authorized, subject to the provisions of the Plan, from time to time to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the Plan Awards as it may deem necessary or advisable, in each case in its sole discretion. The Administrator’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated. Any authority granted to the Administrator may also be exercised by the entire Board. To the extent that any permitted action taken by the Board conflicts with any action taken by the Administrator, the Board action shall control. To the extent permitted by applicable law and except for Awards granted to Persons who are subject to Section 16 of the Exchange Act, the Administrator may delegate any or all of its powers or duties under the Plan, including, but not limited to, its authority to make awards under the Plan to such person or persons as it shall appoint pursuant to such conditions or limitations as the Administrator may establish; provided, however, that the Administrator shall not delegate its authority to amend or modify the Plan pursuant to the provisions of Section 12(b) of the Plan. To the extent of any such delegation, the term “Administrator” when used herein shall mean and include any such delegate.

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(b) Eligibility for Participation. Any Employee, director, officer, consultant, or advisor of the Company or its Subsidiaries may be granted Awards under the Plan, provided that consultants or advisors may only be granted Awards under the Plan if they are natural persons that provide bona fide services to the Company or its Subsidiaries. The Administrator shall designate each individual who will become a Participant. The Administrator’s designation of a Participant in any year shall not require the Administrator to designate such person to receive a Plan Award in any other year.

Section 3.	STOCK AVAILABLE FOR PLAN AWARDS

(a) Stock Subject to Plan. The Stock to be subject to or related to Plan Awards may be either authorized and unissued shares or shares held in the treasury of the Company. The maximum number of shares of Stock with respect to which Plan Awards may be granted under the Plan, subject to adjustment in accordance with the provisions of Section 9, shall be Twenty million (20,000,000) shares.

(b) Computation of Stock Available for Plan Awards. For the purpose of computing the total number of shares of Stock remaining available for Plan Awards under this Plan at any time while the Plan is in effect, the total number of shares determined to be available pursuant to subsections (a) and (c) of this Section 3 shall be reduced by, (1) the maximum number of shares of Stock subject to issuance upon exercise of outstanding Options or outstanding Stock Appreciation Rights granted under this Plan; (2) the maximum number of shares of Stock subject to issuance upon exercise of outstanding Options or outstanding Stock Appreciation Rights granted under the Company’s 2000 Stock Option Plan (the “2000 Plan”); and (3) the maximum number of shares of Stock related to outstanding Other Stock-Based Awards granted under this Plan, as determined by the Administrator in each case as of the dates on which such Plan Awards were granted.

(c) Terminated, Expired or Forfeited Plan Awards. The shares involved in the unexercised or undistributed portion of any terminated, expired or forfeited Plan Award, including any unexercised or undistributed portion of any terminated, expired or forfeited award under the 2000 Plan, shall be made available for further Plan Awards.

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Section 4.	OPTIONS AND STOCK APPRECIATION RIGHTS

(a) Grant of Options.

(1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Options to such Employees and other eligible individuals as the Administrator may select, subject to the provisions of this Section 4 and Section 3 of the Plan. Subject to any limitations set forth in the Plan, the Administrator shall have complete discretion in determining: (a) the eligible individuals to be granted an Option; (b) the number of shares of Stock to be subject to the Option; (c) whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option; provided that, Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary; and (d) any other terms and conditions of the Option as determined by the Administrator in its sole discretion.

(2) Unless otherwise determined by the Administrator, Incentive Stock Options: (a) will be exercisable at a purchase price per share of not less than One Hundred percent (100%) (or, in the case of a Ten Percent Stockholder, one hundred and ten percent (110%)) of the Fair Market Value of the Stock on the date of grant; (b) will be exercisable over not more than ten (10) years (or, in the case of a Ten Percent Stockholder, five (5) years) after the date of grant; (c) will terminate not later than three (3) months after the Participant’s termination of employment for any reason other than disability or death, except that Stock Options granted to Non-Employee Directors shall terminate not later than five years after the Non-Employee Director’s termination of membership on the Board of Directors; (d) will terminate not later than twelve (12) months after the Participant’s termination of employment as a result of a disability (within the meaning of Code Section 424); and (e) will comply in all other respects with the provisions of Code Section 422.

(3) Nonqualified Stock Options will be exercisable at purchase prices of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant, unless otherwise determined by the Administrator. Nonqualified Stock Options will be exercisable during such periods or on such date as determined by the Administrator and shall terminate at such time as the Administrator shall determine. Nonqualified Stock Options shall be subject to such terms and conditions as are determined by the Administrator; provided that any Option granted to a Section 162(m) Participant shall either have a purchase price of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant or be subject to the attainment of such Performance Goals as are established by the Administrator, unless otherwise determined by the Administrator.

(4) Each award agreement evidencing an Incentive Stock Option shall provide that, to the extent that the aggregate Fair Market Value of Stock (as determined on the date of the option grant) that may be purchased by a Participant for the first time during any calendar year pursuant Incentive Stock Options granted under the Plan or any other plan of the Company or its Subsidiaries exceeds $100,000, then such option as to the excess shall be treated as a Nonqualified Stock Option. This limitation shall be applied by taking stock options into account in the order in which they were granted.

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(b) Grant of Stock Appreciation Rights.

(1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Stock Appreciation Rights to such Employees and other eligible individuals as it may select, subject to the provisions of this Section 4 and Section 3 of the Plan. Each Stock Appreciation Right may relate to all or a portion of a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option (a “Tandem SAR”), or may be granted independently of any Option, as determined by the Administrator. If the Stock Appreciation Right is granted independently of an Option, the grant price of such right shall be the Fair Market Value of Stock on the date of grant of such Stock Appreciation Right; provided, however, that the Administrator may, in its discretion, fix a grant price in excess of the Fair Market Value of Stock on such grant date.

(2) Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive, without payment to the Company, either (A) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, multiplied by the amount by which the Fair Market Value of a share of Stock on the day the right is exercised exceeds the grant price (such amount being hereinafter referred to as the “Spread”), by (ii) the Fair Market Value of a share of Stock on the exercise date; or (B) cash in an amount determined by multiplying (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, by (ii) the amount of the Spread; or (C) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (A) and (B) above, as determined by the Administrator in its sole discretion; provided, however, that, in the case of a Tandem SAR, the total number of shares which may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the Fair Market Value on the date of exercise of the total number of shares subject to the related Option or portion thereof.

(c) Terms and Conditions.

(1) Each Option and Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares and subject to such further conditions, including but not limited to the attainment of Performance Goals, as shall be determined by the Administrator in its sole discretion and set forth in the provisions of the award agreement with respect to such Option and Stock Appreciation Right; provided, however, that a Tandem SAR shall not be exercisable prior to or later than the time the related Option could be exercised; and provided, further, that in any event no Option or Stock Appreciation Right shall be exercised beyond ten (10) years from the date of grant.

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(2) The Administrator may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Option or Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Administrator from time to time and consistent with the Plan.

(3) With respect to Options issued with Tandem SARs, the right of a Participant to exercise the Tandem SAR shall be cancelled if and to the extent the related Option is exercised, and the right of a Participant to exercise an Option shall be cancelled if and to the extent that shares covered by such Option are used to calculate shares or cash received upon exercise of the Tandem SAR.

(4) If any fractional share of Stock would otherwise be issued to a Participant upon the exercise of an Option or Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the Fair Market Value of the Stock on the date of exercise.

(d) Award Agreement. Each Option and Stock Appreciation Right shall be evidenced by an award agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve.

(e) Payment for Option Shares.

(1) Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in such manner as is provided in the applicable award agreement.

(2) Any payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in cash. Notwithstanding the foregoing, if permitted by the Award Agreement or otherwise permitted by the Administrator, the payment may be made by delivery of shares of Stock beneficially owned by the Participant, or attestation by the Participant to the ownership of a sufficient number of shares of Stock, or by a combination of cash and Stock, at the election of the Participant; provided, however, that any shares of Stock so delivered or attested shall have been beneficially owned by the Participant for a period of not less than six (6) months prior to the date of exercise. Any such shares of Stock so delivered or attested shall be valued at their Fair Market Value on the date of such exercise. The Administrator shall determine whether and if so the extent to which actual delivery of share certificates to the Company shall be required. The Administrator also may authorize payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Stock may be issued directly to the Participant’s broker upon receipt of the Option purchase price in cash directly to the broker.

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(3) To the extent that the payment of the exercise price for the Stock purchased pursuant to the exercise of an Option is made with shares of Stock as provided in Section 4(e)(2) of the Plan, then, at the discretion of the Administrator, the Participant may be granted a replacement Option under the Plan to purchase a number of shares of Stock equal to the number of shares tendered or attested to as permitted in Section 4(e)(2) hereof, with an exercise price per share equal to the Fair Market Value on the date of grant of such replacement Option and with a term extending to the expiration date of the original Option.

(f) Nonqualified Stock Option Awards to Non-Employee Directors.

(1) Each Non-Employee Director shall automatically be granted Nonqualified Stock Options under the Plan in the manner set forth in this Section 4(f). A Non-Employee Director may hold more than one Nonqualified Stock Option, but only on the terms and subject to any restrictions set forth herein.

(2) Each Non-Employee Director (if he or she continues to serve in such capacity) shall, on the day following the annual meeting of shareholders in each year during the time the Plan is in effect, automatically be granted a Non-Qualified Stock Option to purchase a number of shares of Stock that is equal to the sum of (i) 60,000 shares plus (ii) 15,000 shares for each standing Board committee on which the Non-Employee Director serves as of the grant date, plus (iii) 15,000 shares of Stock for each standing Board committee for which the Non-Employee Director serves as the chairperson as of the grant date (which number of shares shall be subject to adjustment in the manner provided in Section 9 of the Plan). For purposes of this Plan, the term “standing Board committee” means the Audit Committee, Compensation Committee, and Governance and Nominating Committee of the Board, or any successor to such committees. Nonqualified Stock Options shall be automatically granted to Non-Employee Directors under the Plan only for so long as the Plan remains in effect and a sufficient number of Shares are available hereunder for the granting of such Options.

(3) The exercise price per Share for a Non-Qualified Stock Option granted to a Non-Employee Director under the Plan shall be equal to 110% of the Fair Market Value of a share of Stock on the date of grant of such Option.

(4) Nonqualified Stock Options granted to Non-Employee Directors under the Plan are fully vested on the date of grant. Notwithstanding the foregoing, such Options shall terminate on the earlier of:

(A) ten years after the date of grant; or

(B) five years after the Non-Employee Director ceases to be a director of the Company for any reason, including as a result of the Non-Employee Director’s death, disability or retirement.

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(g) Transfer of Control. Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets or stock of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the surviving corporation) (a “Transfer of Control”), then any unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board in its sole discretion. The exercise of any Option that was permissible solely by reason of this Paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Board may further determine, in its sole discretion, to provide that any Options which become exercisable solely by reason of this Paragraph 8 and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control. Notwithstanding the foregoing, an outstanding Option shall not so accelerate if and to the extent: (i) such Option is, in connection with a Transfer of Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option at the time of such Transfer of Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option or (iii) the acceleration of such Option is subject to other limitations imposed by the Board at the time of the grant of the Option. The determination of option comparability under clause (i) above shall be made by the Board in its sole discretion, and its determination shall be final, binding and conclusive.

Section 5.	STOCK AND OTHER STOCK-BASED AND COMBINATION AWARDS

(a) Grants of Other Stock-Based Awards. The Administrator, at any time and from time to time while the Plan is in effect, may grant Other Stock-Based Awards to such Employees or other eligible individuals as it may select. Such Plan Awards pursuant to which Stock is or may in the future be acquired, or Plan Awards valued or determined in whole or part by reference to or otherwise based on Stock, may include, but are not limited to, awards of restricted Stock or Plan Awards denominated in the form of “stock units”, grants of so-called “phantom stock” and options containing terms or provisions differing in whole or in part from Options granted pursuant to Section 4 of the Plan. Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of Plan Award, grant or benefit granted under the Plan or under any other employee plan of the Company or Subsidiary, including a plan of any acquired entity. Each Other Stock-Based Award shall be evidenced by an award agreement in such form as the Administrator may determine.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Administrator shall have the authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be

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granted or covered pursuant to such Plan Awards (subject to the provisions of Section 3 of the Plan) and all other terms and conditions of such Plan Awards, including, but not limited to, whether such Plan Awards shall be subject to the attainment of Performance Goals, and whether such Plan Awards shall be payable or paid in cash, Stock or otherwise.

(c) Consideration for Other Stock-Based Awards. In the discretion of the Administrator, any Other Stock-Based Award may be granted as a Stock bonus for no consideration other than services rendered.

(d) Dividend Equivalents on Plan Awards.

(1) The Administrator may determine that a Participant to whom an Other Stock-Based Award is granted shall be entitled to receive payment of the same amount of cash that such Participant would have received as cash dividends if, on each record date during the performance or restriction period relating to such Plan Award, such Participant had been the holder of record of a number of shares of Stock subject to the Award (as adjusted pursuant to Section 9 of the Plan). Any such payment may be made at the same time as a dividend is paid or may be deferred until such later date as is determined by the Administrator in its sole discretion. Such cash payments are hereinafter called “dividend equivalents”.

(2) Notwithstanding the provisions of subsection (d)(1) of this Section 5, the Administrator may determine that, in lieu of receiving all or any portion of any such dividend equivalent in cash, a Participant shall receive an award of whole shares of Stock having a Fair Market Value approximately equal to the portion of such dividend equivalent that was not paid in cash. Certificates for shares of Stock so awarded may be issued as of the payment date for the related cash dividend or may be deferred until a later date, and the shares of Stock covered thereby may be subject to the terms and conditions of the Plan Award to which it relates (including but not limited to the attainment of any Performance Goals) and the terms and conditions of the Plan, all as determined by the Administrator in its sole discretion.

Section 6.	AWARDS TO PARTICIPANTS OUTSIDE OF THE UNITED STATES

In order to facilitate the granting of Plan Awards to Participants who are foreign nationals or who reside or work outside of the United States of America, the Administrator may provide for such special terms and conditions, including without limitation substitutes for Plan Awards, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such substitutes for Plan Awards may include a requirement that the Participant receive cash, in such amount as the Administrator may determine in its sole discretion, in lieu of any Plan Award or share of Stock that would otherwise have been granted to or delivered to such Participant under the Plan. The Administrator may approve any supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for purposes of this Section 6 without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, however, that no such supplements, amendments, restatements or alternative versions shall

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include any provision that is inconsistent with the terms of the Plan as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

Section 7.	PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

(a) Issuance of Shares. Certificates for shares of Stock issuable pursuant to a Plan Award shall be issued to and registered in the name of the Participant who received such Award. The Administrator may require that such certificates bear such restrictive legend as the Administrator may specify and be held by the Company in escrow or otherwise pursuant to any form of agreement or instrument that the Administrator may specify. If the Administrator has determined that deferred dividend equivalents shall be payable to a Participant with respect to any Plan Award pursuant to Section 5(d) of the Plan, then concurrently with the issuance of such certificates, the Company shall deliver to such Participant a cash payment or additional shares of Stock in settlement of such dividend equivalents.

(b) Substitution of Shares. Notwithstanding the provisions of this subsection (b) or any other provision of the Plan, the Administrator may specify that a Participant’s Plan Award shall not be represented by certificates for shares of Stock but shall be represented by rights approximately equivalent (as determined by the Administrator) to the rights that such Participant would have received if certificates for shares of Stock had been issued in the name of such Participant in accordance with subsection (a) of this Section 7 (such rights being called “Stock Equivalents”). Subject to the provisions of Section 9 of the Plan and the other terms and provisions of the Plan, if the Administrator shall so determine, each Participant who holds Stock Equivalents shall be entitled to receive the same amount of cash that such Participant would have received as dividends if certificates for shares of Stock had been issued in the name of such Participant pursuant to subsection (a) of this Section 7 covering the number of shares equal to the number of shares to which such Stock Equivalents relate. Notwithstanding any other provision of the Plan to the contrary, the Stock Equivalents may, at the option of the Administrator, be converted into an equivalent number of shares of Stock or, upon the expiration of any restriction period imposed on such Stock Equivalents, into cash, under such circumstances and in such manner as the Administrator may determine.

(c) Cooperation. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Plan Award granted to such Participant is outstanding hereunder, and such Participant has not yet received the Stock covered by such Plan Award or otherwise received the full benefit of such Plan Award, such Participant, if otherwise entitled thereto, shall receive such Stock or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have made himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company; provided, however, that the failure to comply with such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived by the Administrator upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

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(d) Tax and Other Withholding. Prior to any distribution of cash, Stock or any other benefit available under a Plan Award (including payments under Section 5(d) and Section 7(b) of the Plan) to any Participant, appropriate arrangements (consistent with the Plan and any rules adopted hereunder) shall be made for the payment of any taxes and other amounts required to be withheld by federal, state or local law.

(e) Substitution. The Administrator, in its sole discretion, may substitute a Plan Award for another outstanding Plan Award or Plan Awards of the same or different type, so long as the substituted Plan Award is substantially equivalent in value to the outstanding Award for which the substitution is being made.

Section 8.	NON-TRANSFERABILITY OF PLAN AWARDS

(a) Restrictions on Transfer of Awards. Plan Awards shall not be assignable or transferable by the Participant other than by will or by the laws of descent and distribution except that the Participant may, with the consent of the Administrator, transfer, without consideration, Plan Awards that do not constitute Incentive Stock Options to the Participant’s children, stepchildren, grandchildren, parent(s), stepparent(s), grandparent(s), spouse, sibling(s), mother-in-law, father-in-law, son(s)-in-law, daughter(s)-in-law, brother(s)-in-law or sister(s)-in-law, and to persons with whom the Participant has an adoptive relationship, (or to one or more trusts for the benefit of any such family members or to one or more partnerships in which any such family members are the only partners).

(b) Attachment and Levy. No Plan Award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of a Plan Award, or to grant to any person other than the Participant the authority to exercise or otherwise act with respect to a Plan Award, shall be recognized as valid.

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Section 9.	ADJUSTMENTS TO AWARDS

In the event that the Administrator shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Stock subject to the Plan and which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of Stock subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code (or any successor provision thereto); and provided further that the number of shares of Stock subject to any Award payable or denominated in Stock shall always be a whole number. Notwithstanding the foregoing, Nonqualified Stock Options subject to grant or previously granted to Non-Employee Directors under Section 4(f) of the Plan at the time of any event described in the preceding sentence shall be subject to only such adjustments as shall be necessary to maintain the relative proportionate interest represented thereby immediately prior to any such event and to preserve, without exceeding, the value of such Options.

Section 10.	UNFUNDED STATUS OF THE PLAN

Unless otherwise determined by the Administrator, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant, any Non-Employee Director, or other Person. To the extent any Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Administrator) shall be no greater than the right of an unsecured general creditor of the Company.

Section 11.	RIGHTS AS A STOCKHOLDER

A Participant shall not have any rights as a stockholder with respect to any share covered by any Plan Award until such Participant shall have become the holder of record of such share.

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Section 12.	TERM, AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN AND AGREEMENTS

(a) Term. Unless the Plan is terminated earlier pursuant to subsection (b) of this Section 12, no Incentive Stock Options may be granted under the Plan after ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

(b) Amendment, Modification and Termination of Plan. The Board may, at any time, amend or modify the Plan or any outstanding Plan Award, including without limitation, to authorize the Administrator to make Plan Awards payable in other securities or other forms of property of a kind to be determined by the Administrator, and such other amendments as may be necessary or desirable to implement such Plan Awards, and may terminate the Plan or any provision thereof; provided, however, that no amendment shall be made without the approval of the stockholders of the Company if such approval would be required by the Code. Subject to the provisions of subsection (c) of this Section 12, the Administrator may, at any time and from time to time, amend or modify any outstanding Plan Award to the extent not inconsistent with the terms of the Plan.

(c) Limitation. Subject to the provisions of subsection (e) of this Section 12, no amendment to or termination of the Plan or any provision hereof, and no amendment or cancellation of any outstanding Plan Award, by the Board, the Administrator or the stockholders of the Company, shall, without the written consent of the affected Participant, adversely affect any outstanding Plan Award.

(d) Survival. The Administrator’s authority to act with respect to any outstanding Plan Award and the Board’s authority to amend the Plan shall survive termination of the Plan.

(e) Amendment for Changes in Law. Notwithstanding the foregoing provisions, the Board and Administrator shall have the authority to amend outstanding Plan Awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Plan Awards that qualify for beneficial treatment under such rules, without stockholder approval (unless otherwise required by law or the applicable rules of any securities exchange on which the Stock is then traded) and without Participant consent.

Section 13.	INDEMNIFICATION AND EXCULPATION

(a) Indemnification. Each person who is or shall have been a member of the Board and the Administrator shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and

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from any and all amounts paid by such person in settlement thereof (with the Company’s written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person’s lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

(b) Exculpation. Each member of the Board and the Administrator, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Board, or the Administrator, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

Section 14.	EXPENSES OF PLAN

The entire expense of offering and administering the Plan shall be borne by the Company and its participating Subsidiaries; provided, that the costs and expenses associated with the redemption or exercise of any Plan Award, including but not limited to commissions charged by any agent of the Company, may be charged to the Participants.

Section 15.	FINALITY OF DETERMINATIONS

Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board or the Administrator shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, its Subsidiaries, the stockholders, the Administrator, the directors, officers, and employees of the Company and its Subsidiaries, the Participants, and their respective successors in interest.

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Section 16.	NO RIGHTS TO CONTINUED EMPLOYMENT OR TO PLAN AWARD

(a) No Right to Employment. Nothing contained in this Plan, or in any booklet or document describing or referring to the Plan, shall be deemed to confer on any Participant the right to continue as an employee of the Company or any Subsidiary, whether for the duration of any performance period, restriction period, or vesting period under a Plan Award, or otherwise, or affect the right of the Company or Subsidiary to terminate the employment of any Participant for any reason.

(b) No Right to Award. No Employee or other person shall have any claim or right to be granted a Plan Award under the Plan. Receipt of an Award under the Plan shall not give a Participant or any other person any right to receive any other Plan Award under the Plan. A Participant shall have no rights in any Plan Award, except as set forth herein and in the applicable award agreement.

Section 17.	GOVERNING LAW AND CONSTRUCTION

The Plan and all actions taken hereunder shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws. Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan.

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